Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Kenneth D. Najour Chief Financial Officer T: 340-713-7722 E: Kenneth.Najour@AltisourceAMC.com

Altisource Asset Management Corporation Reports Second Quarter 2014 Results

FREDERIKSTED, U.S. Virgin Islands, July 22, 2014 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) announced today financial and operating results for the second quarter of 2014. Net income attributable to stockholders for the second quarter of 2014 totaled $13.2 million, or $4.60 per diluted share, compared to a net loss attributable to stockholders of $1.5 million, or $0.64 per share, for the second quarter of 2013.

Net income attributable to stockholders for the six months ended June 30, 2014 totaled $20.1 million, or $7.00 per diluted share, compared to a net loss attributable to stockholders of $2.3 million, or $1.00 per diluted share, for the six months ended June 30, 2013.

Second quarter 2014 highlights:

•	Generated management incentive fees of $13.7 million, as a result of the $0.45 per share quarterly dividend declared and paid by Altisource Residential Corporation (“Residential”) to its shareholders.

•	Facilitated Residential’s agreement to acquire an aggregate of 4,374 non-performing and re-performing mortgage loans having an aggregate market value of underlying properties of $1.23 billion.

•	Managed Residential’s resolution of 1,156 loans, up from 822 loans in the first quarter of 2014.

•	Facilitated an increase in Residential’s rental portfolio to 142 properties, well in excess of its targeted 100 rental properties by June 30, 2014.

•
In advanced stages of launching NewSource as a second managed client for AAMC that focuses on housing related reinsurance products with limited catastrophe risk and high operational intensity, such as title insurance and home warranty.

Chief Executive Officer Ashish Pandey stated, “We are very pleased with our execution of Residential’s strategic plan and the operating results we have been able to achieve for Residential.”

“We are happy with the continued growth of Residential under AAMC’s management, and we are excited with the progress AAMC is making toward developing NewSource as its second managed client,” said Chairman William Erbey.

Webcast and conference call
The Company will host a webcast and conference call on Tuesday, July 22, 2014, at 11:30 a.m. Eastern Time to discuss its financial results for the second quarter of 2014. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC
AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Additional information is available at www.altisourceamc.com.

Forward-looking statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC’s ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Registration Statement on Form 10, its Annual Report on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended June 30, 2014	Three months ended June 30, 2013	Six months ended June 30, 2014	Six months ended June 30, 2013

Rental revenues and net gain on mortgage loans:
Rental revenues	$181	$—	$250	$—
Net unrealized gain on mortgage loans	105,042	7,165	170,172	8,293
Net realized gain on mortgage loans	10,819	1,719	20,140	2,106
Total rental revenues and net gain on mortgage loans	116,042	8,884	190,562	10,399
Expenses:
Residential property operating expenses	3,253	84	4,303	84
Real estate depreciation and amortization	103	—	151	—
Mortgage loan servicing costs	16,925	1,242	28,362	1,634
Interest expense	6,945	654	12,653	696
General and administrative	7,421	3,369	13,376	6,067
Related party general and administrative	2,675	—	3,598	207
Total expenses	37,322	5,349	62,443	8,688
Other income	2,101	193	2,209	193
Income before income taxes	80,821	3,728	130,328	1,904
Income tax (benefit) expense	(191)	—	575	—
Net income	81,012	3,728	129,753	1,904
Net income attributable to noncontrolling interest in consolidated affiliate	(67,782)	(5,227)	(109,695)	(4,243)
Net income (loss) attributable to common stockholders	$13,230	$(1,499)	$20,058	$(2,339)

Earnings (loss) per share of common stock – basic:
Earnings (loss) per basic share	$5.87	$(0.64)	$8.68	$(1.00)
Weighted average common stock outstanding – basic	2,255,278	2,343,462	2,310,931	2,343,338
Earnings (loss) per share of common stock – diluted:
Earnings (loss) per diluted share	$4.60	$(0.64)	$7.00	$(1.00)
Weighted average common stock outstanding – diluted	2,874,906	2,343,462	2,865,185	2,343,338

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2014	December 31, 2013
Assets:
Real estate held for use:
Land (from consolidated VIE)	$3,875	$478
Rental residential properties (net of accumulated depreciation of $172 and $24, respectively - from consolidated VIE)	14,917	3,092
Real estate owned (from consolidated VIE)	231,013	32,332
Total real estate held for use, net	249,805	35,902
Real estate assets held for sale (from consolidated VIE)	27,572	1,186
Mortgage loans (from consolidated VIE)	2,024,028	1,207,163
Mortgage loans held for investment (from consolidated VIE)	144,009	—
Cash and cash equivalents (including from consolidated VIE $130,758 and $115,988, respectively)	204,642	140,000
Restricted cash	10,269	5,878
Accounts receivable (including from consolidated VIE $631 and $1,428, respectively)	955	1,428
Related party receivables (from consolidated VIE)	12,608	9,260
Deferred leasing and financing costs, net (from consolidated VIE)	3,457	2,293
Prepaid expenses and other assets (including from consolidated VIE $260 and $1,542, respectively)	1,678	1,994
Total assets	$2,679,023	$1,405,104
Liabilities:
Repurchase agreements (from consolidated VIE)	$1,271,483	$602,382
Accounts payable and accrued liabilities (including from consolidated VIE $7,459 and $4,952, respectively)	10,679	6,872
Related party payables (including from consolidated VIE $4,078 and $1,409, respectively)	4,911	2,883
Total liabilities	1,287,073	612,137
Commitments and contingencies	—	—
Mezzanine Equity
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of June 30, 2014 and none issued or outstanding as of December 31, 2013; redemption value $250,000	248,824	—
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,436,870 and 2,242,672 shares issued and outstanding, respectively as of June 30, 2014 and 2,354,774 shares issued and outstanding as of December 31, 2013	24	24
Additional paid-in capital	15,610	12,855
Retained earnings	14,657	(5,339)
Treasury stock, at cost, 194,198 shares as of June 30, 2014 and none as of December 31, 2013	(197,673)	—
Total stockholders' equity	(167,382)	7,540
Noncontrolling interest in consolidated affiliate	1,310,508	785,427
Total equity	1,143,126	792,967
Total liabilities and equity	$2,679,023	$1,405,104

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended June 30, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Rental revenues and net gain on mortgage loans:
Rental revenues	$181	$—	$—	$—	$181
Net unrealized gain on mortgage loans	105,042	—	—	—	105,042
Net realized gain on mortgage loans	10,819	—	—	—	10,819
Incentive management fee	—	—	13,715	(13,715)	—
Expense reimbursements	—	—	1,999	(1,999)	—
Total rental revenues and net gain on mortgage loans	116,042	—	15,714	(15,714)	116,042
Expenses:
Residential property operating expenses	3,253	—	—	—	3,253
Real estate depreciation and amortization	103	—	—	—	103
Mortgage loan servicing costs	16,925	—	—	—	16,925
Interest expense	6,945	—	—	—	6,945
General and administrative	5,687	65	1,669	—	7,421
Related party general and administrative	17,467	210	712	(15,714)	2,675
Total expenses	50,380	275	2,381	(15,714)	37,322
Other income	1,698	399	4	—	2,101
Income before income taxes	67,360	124	13,337	—	80,821
Income tax (benefit) expense	(422)	—	231	—	(191)
Net income	67,782	124	13,106	—	81,012
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(67,782)	(67,782)
Net income attributable to common stockholders	$67,782	$124	$13,106	$(67,782)	$13,230

Altisource Asset Management Corporation
Consolidating Statement of Operations
Six months ended June 30, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Rental revenues and net gain on mortgage loans:
Rental revenues	$250	$—	$—	$—	$250
Net unrealized gain on mortgage loans	170,172	—	—	—	170,172
Net realized gain on mortgage loans	20,140	—	—	—	20,140
Incentive management fee	—	—	24,626	(24,626)	—
Expense reimbursements	—	—	3,779	(3,779)	—
Total rental revenues and net gain on mortgage loans	190,562	—	28,405	(28,405)	190,562
Expenses:
Residential property operating expenses	4,303	—	—	—	4,303
Real estate depreciation and amortization	151	—	—	—	151
Mortgage loan servicing costs	28,362	—	—	—	28,362
Interest expense	12,653	—	—	—	12,653
General and administrative	7,079	95	6,202	—	13,376
Related party general and administrative	30,099	521	1,383	(28,405)	3,598
Total expenses	82,647	616	7,585	(28,405)	62,443
Other income	1,806	399	4	—	2,209
Income (loss) before income taxes	109,721	(217)	20,824	—	130,328
Income tax expense	26	—	549	—	575
Net income (loss)	109,695	(217)	20,275	—	129,753
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(109,695)	(109,695)
Net income (loss) attributable to common stockholders	$109,695	$(217)	$20,275	$(109,695)	$20,058

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended June 30, 2013
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Rental revenues and net gain on mortgage loans:
Net unrealized gain on mortgage loans	$7,165	$—	$—	$7,165
Net realized gain on mortgage loans	1,719	—	—	1,719
Expense reimbursements	—	1,156	(1,156)	—
Total rental revenues and net gain on mortgage loans	8,884	1,156	(1,156)	8,884
Expenses:
Residential property operating expenses	84	—	—	84
Mortgage loan servicing costs	1,242	—	—	1,242
Interest expense	654	—	—	654
General and administrative	714	2,655	—	3,369
Related party general and administrative	1,156	—	(1,156)	—
Total expenses	3,850	2,655	(1,156)	5,349
Other income	193	—	—	193
Net income (loss)	5,227	(1,499)	—	3,728
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(5,227)	(5,227)
Net income (loss) attributable to common stockholders	$5,227	$(1,499)	$(5,227)	$(1,499)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Six months ended June 30, 2013
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Rental revenues and net gain on mortgage loans:
Net unrealized gain on mortgage loans	$8,293	$—	$—	$8,293
Net realized gain on mortgage loans	2,106	—	—	2,106
Expense reimbursements	—	2,057	(2,057)	—
Total rental revenues and net gain on mortgage loans	10,399	2,057	(2,057)	10,399
Expenses:
Residential property operating expenses	84			84
Mortgage loan servicing costs	1,634	—	—	1,634
Interest expense	696	—	—	696
General and administrative	1,701	4,366	—	6,067
Related party general and administrative	2,234	30	(2,057)	207
Total expenses	6,349	4,396	(2,057)	8,688
Other income	193			193
Net income (loss)	4,243	(2,339)	—	1,904
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(4,243)	(4,243)
Net income (loss) attributable to common stockholders	$4,243	$(2,339)	$(4,243)	$(2,339)

Altisource Asset Management Corporation
Consolidating Balance Sheet
June 30, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate held for use:
Land	$3,875	$—	$—	$—	$3,875
Rental residential properties, net	14,917	—	—	—	14,917
Real estate owned	231,013	—	—	—	231,013
Total real estate held for use, net	249,805	—	—	—	249,805
Real estate assets held for sale	27,572	—	—	—	27,572
Mortgage loans	2,024,028	—	—	—	2,024,028
Mortgage loans held for investment	144,009	—	—	—	144,009
Cash and cash equivalents	130,758	19,872	54,012	—	204,642
Restricted cash	10,269	—	—	—	10,269
Accounts receivable	631	284	40	—	955
Related party receivables	12,608	—	28,034	(28,034)	12,608
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	3,457	—	—	—	3,457
Prepaid expenses and other assets	260	70	1,348	—	1,678
Total assets	$2,621,397	$20,226	$85,434	$(48,034)	$2,679,023
Liabilities:
Repurchase agreements	$1,271,483	$—	$—	$—	$1,271,483
Accounts payable and accrued liabilities	7,459	—	3,220	—	10,679
Related party payables	31,947	522	476	(28,034)	4,911
Total liabilities	1,310,889	522	3,696	(28,034)	1,287,073
Commitments and contingencies	—	—	—	—	—
Preferred stock	—	—	248,824	—	248,824
Equity:
Common stock	572	—	24	(572)	24
Additional paid-in capital	1,226,939	20,000	15,610	(1,246,939)	15,610
Retained earnings (accumulated deficit)	82,997	(296)	14,953	(82,997)	14,657
Treasury stock	—	—	(197,673)	—	(197,673)
Total stockholders' equity	1,310,508	19,704	(167,086)	(1,330,508)	(167,382)
Noncontrolling interest in consolidated affiliate	—	—	—	1,310,508	1,310,508
Total equity	1,310,508	19,704	(167,086)	(20,000)	1,143,126
Total liabilities and equity	$2,621,397	$20,226	$85,434	$(48,034)	$2,679,023

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$478	$—	$—	$—	$478
Rental residential properties, net	3,092	—	—	—	3,092
Real estate owned	32,332	—	—	—	32,332
Total real estate held for use, net	35,902	—	—	—	35,902
Real estate assets held for sale	1,186	—	—	—	1,186
Mortgage loans	1,207,163	—	—	—	1,207,163
Cash and cash equivalents	115,988	19,923	4,089	—	140,000
Restricted cash	5,878	—	—	—	5,878
Accounts receivable	1,428	—	—	—	1,428
Related party receivables	9,260	—	4,486	(4,486)	9,260
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	2,293	—	—	—	2,293
Prepaid expenses and other assets	1,542	—	452	—	1,994
Total assets	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104
Liabilities:
Repurchase agreement	$602,382	$—	$—	$—	$602,382
Accounts payable and accrued liabilities	4,952	—	1,920	—	6,872
Related party payables	5,879	—	1,490	(4,486)	2,883
Total liabilities	613,213	—	3,410	(4,486)	612,137
Commitments and contingencies	—	—	—	—	—
Equity:
Common stock	423	—	24	(423)	24
Additional paid-in capital	758,584	20,000	12,855	(778,584)	12,855
Retained earnings (accumulated deficit)	26,420	(77)	(5,262)	(26,420)	(5,339)
Total stockholders' equity	785,427	19,923	7,617	(805,427)	7,540
Noncontrolling interest in consolidated affiliate	—	—	—	785,427	785,427
Total equity	785,427	19,923	7,617	(20,000)	792,967
Total liabilities and equity	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104